UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: March 2, 2015
(Date of earliest event reported)

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive
Houston, Texas 77042
(Address of principal executive offices and zip code)

(855) 283-9237
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
As previously announced, on February 13, 2015, Phillips 66 Partners LP (the "Partnership") entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Phillips 66 Partners GP LLC (the “General Partner”), Phillips 66 Company (“P66 Company”), and Phillips 66 Pipeline LLC (“P66 Pipeline”), each a wholly owned subsidiary of Phillips 66 (“PSX”). Pursuant to the Contribution Agreement, the Partnership agreed to acquire from P66 Company and P66 Pipeline certain pipeline interests, each as described in more detail below (the “Pipeline Transaction”):

•
A 19.46% equity interest in Explorer Pipeline Company (“Explorer”), which owns and operates the Explorer Pipeline, an approximately 1,830-mile refined petroleum product pipeline extending from the Texas Gulf Coast to Indiana with a current throughput capacity of approximately 660,000 barrels per day that transports gasoline, diesel, fuel oil and jet fuel to more than 70 major cities in 16 U.S. states.

•
A 100% equity interest in Phillips 66 Sand Hills LLC, the owner of a one-third equity interest in DCP Sand Hills Pipeline, LLC, which owns the 720-mile, fee-based Sand Hills natural gas liquids (“NGL”) pipeline that transports NGL from plants in the Permian Basin and Eagle Ford Shale to facilities along the Texas Gulf Coast and the Mont Belvieu market hub. The Sand Hills NGL pipeline has a current capacity of 200,000 barrels per day.

•
A 100% equity interest in Phillips 66 Southern Hills LLC, the owner of a one-third equity interest in DCP Southern Hills Pipeline, LLC, which owns the 800-mile, fee-based Southern Hills NGL pipeline that transports NGL from the Midcontinent region to the Mont Belvieu market hub. The Southern Hills NGL pipeline has a current capacity of 175,000 barrels per day.

The Sand Hills and Southern Hills NGL pipelines are operated by DCP Midstream Partners, LP, a publicly traded Delaware limited partnership formed by DCP Midstream, LLC, which is a joint venture between PSX and Spectra Energy Corp.
The Pipeline Transaction closed on March 2, 2015. Total consideration for the Pipeline Transaction was $1.01 billion, consisting of $880 million in cash; the issuance of 1,587,376 common units of the Partnership ("Common Units") to P66 Company; and the issuance of 139,538 general partner units of the Partnership to the General Partner to maintain its 2% general partner interest in the Partnership. In connection with the Pipeline Transaction, the Partnership and its subsidiaries entered into the Third Amendment to Omnibus Agreement described below.
The Partnership funded the cash portion of the Pipeline Transaction consideration with a portion of the net proceeds from its recent public offering of 5,250,000 Common Units and a portion of the net proceeds from its recent public offering of senior notes. The public offerings of the Common Units and senior notes are described in more detail in the Partnership’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on February 23, 2015.

The above summary is qualified in its entirety by reference to the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on February 17, 2015, and incorporated herein by reference.

Third Amendment to the Omnibus Agreement
On March 2, 2015, the Partnership entered into a Third Amendment to the Omnibus Agreement (the "Omnibus Amendment") with the General Partner; P66 Company; P66 Pipeline; Phillips 66 Partners Holdings LLC, a wholly owned subsidiary of the Partnership ("PSXP Holdings"); and Phillips 66 Carrier LLC, a wholly owned subsidiary of PSXP Holdings ("PSXP Carrier"). The Omnibus Amendment amends the parties’ existing Omnibus Agreement to, among other things, provide for additional services to be provided to the Partnership by P66 Company in connection with the assets acquired in the Pipeline Transaction and increase the monthly operational and administrative support fee payable by the Partnership to P66 Company from $2,395,000 to $2,474,166.67.
The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Relationships
Each of the parties to the various agreements described above is a direct or indirect subsidiary or affiliate of PSX. As a result, certain individuals, including officers of PSX and officers and directors of the General Partner, serve as officers and/or directors of one or more of such entities. P66 Company currently (as of the date of this Current Report on Form 8-K) owns 22,525,874 Common Units and 35,217,112 subordinated units of the Partnership ("Subordinated Units"), collectively representing 70.5% of the limited partnership interests in the Partnership based on the number of Common Units and Subordinated Units outstanding as of March 2, 2015. P66 Company also owns an indirect 2% general partner interest in the Partnership and all of the Partnership’s incentive distribution rights through its ownership of the General Partner.

Item 2.01	Completion of Acquisition or Disposition of Assets
Pursuant to the terms and conditions of the Contribution Agreement, the Pipeline Transaction closed on March 2, 2015. The description of the Pipeline Transaction contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities
The description in Item 1.01 above of the Partnership’s issuance of Common Units to P66 Company on March 2, 2015, in connection with the closing of the Pipeline Transaction is incorporated in this Item 3.02 by reference. The issuance of the Common Units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(a)(2), as a transaction by an issuer not involving a public offering.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements listed below related to Explorer, DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC, which were included in the Partnership’s Current Report on Form 8-K filed on February 17, 2015, are incorporated herein by reference.

•	Audited financial statements of Explorer Pipeline Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014.

•	Audited financial statements of DCP Sand Hills Pipeline, LLC as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014.

•	Audited financial statements of DCP Southern Hills Pipeline, LLC as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014.

(b) Pro forma financial information.

The pro forma financial information of the Partnership listed below, which was included in the Partnership’s Current Report on Form 8-K filed on February 17, 2015, is incorporated herein by reference.

•	Unaudited pro forma consolidated financial statements of the Partnership as of December 31, 2014, and for the year ended December 31, 2014.

(d) Exhibits

Exhibit No.		Description
10.1	--
Third Amendment to the Omnibus Agreement, dated as of March 2, 2015, by and among Phillips 66 Company, on behalf of itself and the other Phillips 66 Entities (as defined in the Omnibus Agreement), Phillips 66 Pipeline LLC, Phillips 66 Partners LP, Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC and Phillips 66 Partners GP LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66 Partners LP
	By:	Phillips 66 Partners GP LLC, its general partner

Dated: March 2, 2015	By:	/s/ J.T. Liberti
J.T. Liberti Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.		Description
10.1	--
Third Amendment to the Omnibus Agreement, dated as of March 2, 2015, by and among Phillips 66 Company, on behalf of itself and the other Phillips 66 Entities (as defined in the Omnibus Agreement), Phillips 66 Pipeline LLC, Phillips 66 Partners LP, Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC and Phillips 66 Partners GP LLC